GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT, dated as of the 1st day of May, 1998 (this "Guaranty"), is made by each of the undersigned Affiliates or Subsidiaries of DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation (the "Borrower"), and each other Subsidiary of the Borrower that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit A (a "Guarantor Accession"; the undersigned and such other Subsidiaries of the Borrower, collectively, the "Guarantors"), in favor of the Bank (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Reimbursement Agreement referred to below.


                                    RECITALS

         A. The Borrower and First Union National Bank (the "Bank"), are parties to a Letter of Credit and Reimbursement Agreement, dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "Reimbursement Agreement"), pursuant to which the Bank has issued an irrevocable direct-pay letter of credit in the stated amount of $19,304,521 (the "Letter of Credit"). The Bank has issued the Letter of Credit as credit enhancement for the Mississippi Business Finance Corporation Taxable Variable Rate Demand Revenue Bonds (Dollar Tree Distribution, Inc. Project) Series 1998 in the aggregate principal amount of up to $19,000,000 (the "Bonds"). The Bonds have been issued by the Mississippi Business Finance Corporation (the "Issuer") pursuant to a Trust Indenture dated as of the date hereof between the Issuer and AmSouth Bank, as trustee (the "Trustee").

         B. As a condition, among others, to the issuance of the Letter of Credit pursuant to the Reimbursement Agreement, each Guarantor has agreed, by executing and delivering this Guaranty, to guarantee to the Bank the payment in full of the Guaranteed Obligations (as hereinafter defined). The Bank is relying on this Guaranty in its decision to extend credit to the Borrower under the Reimbursement Agreement, and would not enter into the Reimbursement Agreement without this Guaranty.

         C. The Borrower and the Guarantors are engaged in related businesses and undertake certain activities and operations on an integrated basis. Each Guarantor will therefore obtain benefits as a result of the extension of credit to the Borrower under the Reimbursement Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Guaranty.




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                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Bank to enter into the Reimbursement Agreement and to issue the Letter of Credit for the account of the Borrower, each Guarantor hereby agrees as follows:

         1. Guaranty. (a) Each Guarantor hereby irrevocably, absolutely and unconditionally, and jointly and severally:

                    (i) guarantees to the Bank the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all of the obligations of the Borrower to the Bank, including without limitation (y) all principal of and interest on draws on the Letter of Credit, and all fees, expenses, indemnities and other amounts payable by the Borrower under the Reimbursement Agreement or any other document executed in connection therewith (including, to the fullest extent permitted by law, interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any Insolvency Laws (as hereinafter defined), regardless of whether a claim for any such interest is allowed against the Borrower in any such proceeding), and (z) all obligations under the Reimbursement Agreement that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due (all liabilities and obligations described in this clause (i), collectively, the "Guaranteed Obligations"); and

                   (ii) agrees to pay upon demand all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or paid by the Bank in connection with any suit, action or proceeding to enforce or protect any rights of the Bank hereunder, including costs and expenses for which the Bank is entitled to reimbursement under or pursuant to the Reimbursement Agreement or any other document executed in connection therewith, and in connection with any amendment, modification, waiver or consent hereof or pursuant hereto (all liabilities and obligations described in this clause (ii), collectively, the "Other Obligations"; and the Other Obligations, together with the Guaranteed Obligations, the "Total Obligations");

provided, however, that notwithstanding any other provisions contained herein, no provision of this Guaranty shall require or permit the collection from any Guarantor of interest in excess of the maximum rate or amount that such Guarantor may be required or permitted to pay pursuant to applicable law.

         (b) The guaranty of each Guarantor set forth in this Section is a guaranty of payment as a primary obligor, and not a guaranty of collection.

         2. Guaranty Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute and unconditional, are independent of the Guaranteed Obligations, any other

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

obligations of the Borrower and any security for or other guaranty or liability in respect thereof, whether given by such Guarantor or any other Person, and shall not be discharged, released, limited, deferred, reduced or otherwise affected to any extent by reason of any of the following, whether or not such Guarantor or other Person has notice or knowledge thereof:

                   (i) any change in the time, manner or place of payment of, or in any other term of, any Guaranteed Obligations or any guaranty or other liability in respect thereof, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Reimbursement Agreement or any agreement or instrument delivered pursuant thereto;

                  (ii) the invalidity or unenforceability of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any provisions of the Reimbursement Agreement or any agreement or instrument delivered pursuant thereto;

                 (iii) the addition or release of Guarantors hereunder or the taking, acceptance or release of other guarantees of any Guaranteed Obligations or other security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof;

                  (iv) any discharge, modification, settlement, compromise or other action in respect of any Guaranteed Obligations or any guaranty or other liability in respect thereof, including any acceptance or refusal of any offer or performance with respect to the same or the subordination of the same to the payment of any other obligations;

                   (v) any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Guaranteed Obligations, any guaranty or other liability or security in respect thereof; any sale, exchange, release, substitution, compromise or other action in respect of any security; or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any security;

                  (vi) the exercise of any right or remedy available under the Reimbursement Agreement, at law, in equity or otherwise in respect of any security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof, in any order and by any manner thereby permitted, including, without limitation, foreclosure on any security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

                 (vii) any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations;

                (viii) any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in

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

         reduction of any Guaranteed Obligations or any other obligations of the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations, regardless of what Guaranteed Obligations may remain unpaid after any such application; or

                  (ix) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrower, any Guarantor or a surety or guarantor generally, other than the occurrence of all of the following: (y) the indefeasible payment in full of the Total Obligations and (z) the termination of the Bank's commitments under the Reimbursement Agreement and the Letter of Credit (the events in clauses (y) and (z) above, collectively, the "Termination Requirements").

         3. Certain Waivers. Each Guarantor hereby knowingly, voluntarily and expressly waives:

                   (i) all presentments, demands for payment, demands for performance, protests and notices of any other kind, including without limitation notices of nonpayment or other nonperformance (including notice of default under the Reimbursement Agreement or any documents executed in connection therewith with respect to any Guaranteed
         Obligations), protest, dishonor, acceptance hereof, extension of additional credit to the Borrower and of any of the matters referred to in Section 2 and of any rights to consent thereto;

                  (ii) any right to require the Bank, as a condition of payment or performance by such Guarantor hereunder, to proceed against, or to exhaust or have resort to any security from or any deposit balance or other credit in favor of, the Borrower, any other Guarantor or any other Person directly or indirectly liable for any Guaranteed Obligations, or to pursue any other remedy or enforce any other right; and any other defense based on an election of remedies with respect to any security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof, notwithstanding that any such election (including any failure to pursue or enforce any rights or remedies) may impair or extinguish any right of indemnification, contribution, reimbursement or subrogation or other right or remedy of any Guarantor against the Borrower, any other Guarantor or any other Person directly or indirectly liable for any Guaranteed Obligations or any such security; and, without limiting the generality of the foregoing, each Guarantor hereby specifically waives the benefits of Sections 26-7 through 26-9, inclusive, of the General Statutes of North Carolina, as amended from time to time, and any similar statute or law of any other jurisdiction, as the same may be amended from time to time;

                 (iii) any right or defense based on or arising by reason of any right or defense of the Borrower or any other Person, including, without limitation, any defense based on or arising from a lack of authority or other disability of the Borrower or any other Person, the invalidity or unenforceability of any Guaranteed Obligations, any security therefor or the Reimbursement Agreement or any other agreement or instrument delivered pursuant thereto, or the cessation of the liability of the Borrower for any reason other than the satisfaction of the Termination Requirements;

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


                  (iv) any defense based on the Bank's acts or omissions in the administration of the Guaranteed Obligations, any guaranty or other liability in respect thereof or any security for any of the foregoing, and promptness, diligence or any requirement that the Bank create, protect, perfect, secure, insure, continue or maintain any Liens in any such security;

                   (v) any right to assert against the Bank, as a defense, counterclaim, crossclaim or set-off, any defense, counterclaim, claim, right of recoupment or set-off that it may at any time have against the Bank (including, without limitation, failure of consideration, statute of limitations, payment, accord and satisfaction and usury), other than compulsory counterclaims; and

                  (vi) any defense based on or afforded by any applicable law that limits the liability of or exonerates guarantors or sureties or that may in any other way conflict with the terms of this Guaranty.

         4.  Waiver  of  Subrogation;   Subordination.   Each  Guarantor  hereby
knowingly, voluntarily and expressly waives all claims and rights that it may have against the Borrower at any time as a result of any payment made under or in connection with this Guaranty or the performance or enforcement hereof, including all rights of subrogation to the rights of any of the Bank against the Borrower, all rights of indemnity, contribution or reimbursement against the Borrower, all rights to enforce any remedies of the Bank against the Borrower, and any benefit of, and any right to participate in, any Collateral or other security held by the Bank to secure payment of the Guaranteed Obligations, in each case whether such claims or rights arise by contract, statute (including without limitation the Bankruptcy Code), common law or otherwise. Each Guarantor agrees that all indebtedness and other obligations, whether now or hereafter existing, of the Borrower or any of its Subsidiaries or other Affiliates to such Guarantor, including without limitation any such indebtedness in any proceeding under the Bankruptcy Code and any intercompany receivables, together with any interest thereon, shall be, and hereby are, subordinated and made junior in right of payment to the Total Obligations. Each Guarantor further agrees that if any amount shall be paid to or any distribution received by any Guarantor (i) on account of any such indebtedness at any time after the occurrence and during the continuance of an Event of Default, or (ii) on account of any such rights of subrogation, indemnity, contribution or reimbursement at any time prior to the satisfaction of the Termination Requirements, such amount or distribution shall be deemed to have been received and to be held in trust for the benefit of the Bank, and shall forthwith be delivered to the Bank in the form received (with any necessary endorsements in the case of written instruments), to be applied against the Guaranteed Obligations, whether or not matured, in accordance with the terms of the Reimbursement Agreement and without in any way discharging, limiting or otherwise affecting the liability of such Guarantor under any other provision of this Guaranty. Additionally, in the event the Borrower or any Subsidiary or other Affiliate of the Borrower becomes a "debtor" within the meaning of the Bankruptcy Code, the Bank shall be entitled, at its option, as attorney-in-fact for each Guarantor, and is hereby authorized and appointed by each Guarantor, to file proofs of claim on behalf of each relevant Guarantor and vote the rights of each such Guarantor in

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

any plan of reorganization, and to demand, sue for, collect and receive every payment and distribution on any indebtedness of the Borrower or such Subsidiary or Affiliate to any Guarantor in any such proceeding, each Guarantor hereby assigning to the Bank all of its rights in respect of any such claim, including the right to receive payments and distributions in respect thereof.

         5. Representations and Warranties. Each Guarantor hereby represents and warrants to the Bank as follows:

         (a) Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the full corporate power and authority (i) to execute, deliver and perform this Guaranty and any other document in respect of the Total Obligations to which it is or will be a party, including without limitation the Reimbursement Agreement (all such other documents, the "Reimbursement Documents"), (ii) to own and hold its property and (iii) to engage in its business as presently conducted.

         (b) Such Guarantor has taken all necessary corporate action to execute, deliver and perform this Guaranty and the Reimbursement Documents to which it is or will be a party, and has, or on any later date of execution and delivery will have, validly executed and delivered the Guaranty and each of the Reimbursement Documents to which it is or will be a party. This Guaranty constitutes, and each of such Reimbursement Documents upon execution and delivery will constitute, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles.

         (c) The execution, delivery and performance by such Guarantor of this Guaranty and the other Reimbursement Documents to which it is a party, and compliance by it with the terms hereof and thereof, do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws,
(ii) contravene any requirement of law applicable to it, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iv) result in or require the creation or imposition of any Lien upon any of its properties, other than Liens created pursuant to the Reimbursement Documents.

         (d) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Guarantor of this Guaranty and the other
Reimbursement Documents to which it is a party or the legality, validity or enforceability hereof or thereof.

         (e) Except as may be disclosed in Schedule 2.6 to the Reimbursement Agreement, there are no actions, investigations, suits or proceedings pending or, to the knowledge of such Guarantor, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting such Guarantor or any of its properties that would, if adversely determined, be reasonably likely to have a Material Adverse Effect or (ii) with respect to this Guaranty or any of the other Reimbursement Documents to which such Guarantor is a party.

         (f) Such Guarantor has been provided with a true and complete copy of the executed Reimbursement Agreement, as in effect as of the date it became a party hereto, and its principal officers are familiar with the contents thereof, particularly insofar as the contents thereof relate or apply to such Guarantor.

         6. Financial Condition of Borrower. Each Guarantor represents that it has knowledge of the Borrower's financial condition and affairs and that it has adequate means to obtain from the Borrower on an ongoing basis information relating thereto and to the Borrower's ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect with respect to such Guarantor. Each Guarantor agrees that the Bank shall have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of any Guarantor nor to advise any Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower that might become known to the Bank at any time, whether or not such Bank knows or believes or has reason to know or believe that any such fact or change is unknown to any Guarantor, or might (or does) materially increase the risk of any Guarantor as guarantor, or might (or would) affect the willingness of any Guarantor to continue as a guarantor of the Guaranteed Obligations.

         7. Events Of Default. The occurrence of any one or more of the following events shall constitute an event of default hereunder (each, an "Event of Default"):

         (a) Failure of any Guarantor to pay any of the Total Obligations after the same shall become due, whether at maturity, by acceleration or otherwise;

         (b) Failure of any Guarantor to observe and perform the covenants contained Articles V and VI of the Reimbursement Agreement required to be observed and performed by it;

         (c) Any warranty or representation made by any Guarantor in this Guaranty, the Reimbursement Agreement or any document, instrument or certificate delivered to the Bank in connection therewith shall be incorrect in any material sense when made or deemed made;

         (d) The occurrence and continuance of any default or event of default under the Reimbursement Agreement, or in any other agreement now existing or hereafter executed evidencing or securing any of the Total Obligations; or

         (e) The occurrence and continuance of any default or event of default in any agreement between any Guarantor and the Bank.

         8. Payments; Application; Setoff. (a) Each Guarantor agrees that, upon the failure of the Borrower to pay any Guaranteed Obligations when and as the same shall become due

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

(whether at the stated maturity, by acceleration or otherwise), and without limitation of any other right or remedy that the Bank may have at law, in equity or otherwise against such Guarantor, such Guarantor will forthwith pay or cause to be paid to the Agent, for the benefit of the Bank, an amount equal to the amount of the Guaranteed Obligations then due and owing as aforesaid.

         (b) All payments made by each Guarantor hereunder will be made in dollars to the Bank, without set-off, counterclaim or other defense.

         (c) All payments made hereunder shall be applied upon receipt as follows:

                   (i) first, to the payment of all Other Obligations owing to the Bank;

                  (ii) second, after payment in full of the amounts specified in clause (i) above, to the ratable payment of all other Total Obligations owing to the Bank; and

                 (iii) third, after payment in full of the amounts specified in clauses (i) and (ii) above, and following the termination of this Guaranty, to the Guarantors or any other Person lawfully entitled to receive such surplus.

         (d) The Guarantors shall remain jointly and severally liable to the extent of any deficiency between the amount of all payments made hereunder and the aggregate amount of the sums referred to in clauses (i) and (ii) of subsection (c) above.

         (e) In addition to all other rights and remedies available under the Reimbursement Agreement or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, the Bank may, and is hereby authorized by each Guarantor, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by each Guarantor, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by the Bank to or for the credit or the account of such Guarantor against any or all of the obligations of such Guarantor to the Bank hereunder now or hereafter existing, whether or not such obligations may be contingent or unmatured, each Guarantor hereby granting to the Bank a continuing security interest in and Lien upon all such deposits and other property as security for such obligations. The Bank agrees to notify any affected Guarantor promptly after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         9. No Waiver. The rights and remedies of the Bank expressly set forth in this Guaranty and the Reimbursement Agreement are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to

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

be a waiver of any Default or Event of Default. No course of dealing between any of the Guarantors and the Bank or their agents or employees shall be effective to amend, modify or discharge any provision of this Guaranty or the Reimbursement Agreement or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Bank to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

         10. Enforcement. The obligations of each Guarantor hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought against each Guarantor whether or not action is brought against the Borrower or any other Guarantor and whether or not the Borrower or any other Guarantor is joined in any such action. Each Guarantor agrees that to the extent all or part of any payment of the Guaranteed Obligations made by any Person is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by or on behalf of the Bank to a trustee, receiver or any other party under any insolvency law (the amount of any such payment, a "Reclaimed Amount"), then, to the extent of such Reclaimed Amount, this Guaranty shall continue in full force and effect or be revived and reinstated, as the case may be, as to the Guaranteed Obligations intended to be satisfied as if such payment had not been received; and each Guarantor acknowledges that the term "Guaranteed Obligations" includes all Reclaimed Amounts that may arise from time to time.

         11. Amendments, Waivers, etc. (a) This Guaranty contains the complete understanding of the parties hereto with respect to the subject matter herein. Each Guarantor acknowledges that it is not relying upon any statements or representations of the Bank not contained in this Guaranty and that such statements or representations, if any, are of no force or effect and are fully superseded by this Guaranty. No amendment, modification, waiver, discharge or termination of this Guaranty or any provision hereof, nor any consent to any departure by any Guarantor therefrom, shall in any event be effective unless in writing and signed by the Bank and such Guarantor.

         (b) No delay or failure to take action on the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between any Guarantor and the Bank or its agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any Event of Default. No notice to or demand upon any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Bank to exercise any right or remedy or take any other or further action in any circumstances without notice or demand. All rights and remedies under this Guaranty, the Reimbursement Agreement and the other documents executed in connection therewith are cumulative to, and not exclusive of, any rights or remedies that are available at law, in equity or otherwise.

         12. Addition, Release of Guarantors. Each Guarantor recognizes that the provisions of the Reimbursement Agreement require Persons that become Subsidiaries of the Borrower and that are not already parties hereto to become Guarantors hereunder by executing a Guarantor Accession, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Bank's actions in effecting the same or in releasing any Guarantor hereunder, in each case without the necessity of giving notice to or obtaining the consent of any other Guarantor.

         13. Continuing Guaranty; Term; Successors and Assigns; Survival. This Guaranty is a continuing guaranty and covers all of the Guaranteed Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until satisfaction of all of the Termination Requirements, (ii) be binding upon and enforceable against each Guarantor and its successors and assigns (provided, however, that no Guarantor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Bank) and (iii) inure to the benefit of and be enforceable by the Bank and its successors and assigns. All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Guaranty and any Guarantor Accession.

         14. Governing Law; Consent to Jurisdiction; Appointment of Borrower as Representative, Process Agent, Attorney-in-Fact. (a) THIS GUARANTY HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NORTH CAROLINA AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE GUARANTORS DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, EACH GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT WITHIN MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY PROCEEDING TO WHICH THE BANK OR SUCH GUARANTOR IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BANK OR SUCH GUARANTOR. EACH GUARANTOR IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING.

         (b) EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES AND APPOINTS THE BORROWER AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE ON ITS BEHALF ALL
SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AND ANY OTHER NOTICE OR COMMUNICATION HEREUNDER, CONSENTS THAT ALL SERVICE OF PROCESS UPON IT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH HEREINABOVE (AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID AND PROPERLY ADDRESSED), AND AGREES THAT SERVICE SO MADE SHALL BE EFFECTIVE AND BINDING UPON SUCH GUARANTOR IN EVERY RESPECT AND THAT ANY OTHER NOTICE OR COMMUNICATION GIVEN TO THE BORROWER AT THE ADDRESS AND IN THE MANNER SPECIFIED HEREIN SHALL BE EFFECTIVE NOTICE TO SUCH GUARANTOR. FURTHER, EACH GUARANTOR DOES HEREBY IRREVOCABLY MAKE, CONSTITUTE AND APPOINT THE BORROWER AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL AUTHORITY IN ITS PLACE AND STEAD AND IN ITS NAME, THE BORROWER'S NAME OR OTHERWISE, AND WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, FROM TIME TO TIME IN THE BORROWER'S DISCRETION TO AGREE ON BEHALF OF, AND SIGN THE NAME OF, SUCH GUARANTOR TO ANY AMENDMENT, MODIFICATION OR SUPPLEMENT TO, RESTATEMENT OF, OR WAIVER OR CONSENT IN CONNECTION WITH, THIS GUARANTY, THE REIMBURSEMENT AGREEMENT OR ANY DOCUMENT OR INSTRUMENT PURSUANT HERETO OR THERETO, AND TO TAKE ANY OTHER ACTION AND DO ALL OTHER THINGS ON BEHALF OF SUCH GUARANTOR THAT THE BORROWER MAY DEEM NECESSARY OR ADVISABLE TO CARRY OUT AND ACCOMPLISH THE PURPOSES OF THIS GUARANTY AND THE REIMBURSEMENT AGREEMENT. THE BORROWER WILL NOT BE LIABLE FOR ANY ACT OR OMISSION NOR FOR ANY ERROR OF JUDGMENT OR MISTAKE OF FACT UNLESS THE SAME SHALL OCCUR AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BORROWER. THIS POWER, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE BY ANY GUARANTOR FOR SO LONG AS THIS GUARANTY SHALL BE IN EFFECT WITH RESPECT TO SUCH GUARANTOR. BY ITS SIGNATURE HERETO, THE BORROWER CONSENTS TO ITS APPOINTMENT AS PROVIDED FOR HEREIN AND AGREES PROMPTLY TO DISTRIBUTE ALL PROCESS, NOTICES AND OTHER COMMUNICATIONS TO EACH GUARANTOR.

         (c) NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

         15. Arbitration; Preservation and Limitation of Remedies. (a) Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty or the Reimbursement Agreement ("Disputes") between or among the Guarantors and the Bank, or any of them, shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents executed in the future, or claims arising out of or connected with the transactions contemplated by this Guaranty and the Reimbursement Agreement. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA"), as in effect from time to time, and Title 9 of the U.S. Code, as amended. All arbitration hearings shall be conducted in the city in which the principal office of the Bank is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         (b) Notwithstanding the preceding binding arbitration provisions, the parties hereto agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either alone, in conjunction with or during a Dispute. Any party hereto shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any security by exercising a power of sale granted pursuant to the Reimbursement Agreement or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help, including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of a receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. The parties hereto agree that no party shall have a remedy of punitive or exemplary damages against any other party in any Dispute, and each party hereby waives any right or claim to punitive or exemplary damages that it has now or that may arise in the future in connection with any Dispute, whether such Dispute is resolved by arbitration or judicially.

         16. Waiver of Jury Trial. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, THE BANK, HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR THE REIMBURSEMENT AGREEMENT, OR ANY PROCEEDING TO WHICH THE BANK OR SUCH GUARANTOR IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE

BANK OR SUCH GUARANTOR. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each Guarantor and, by its acceptance of the benefits hereof, the Bank, (i) acknowledges that this waiver is a material inducement to enter into a business relationship, that it has relied on this waiver in entering into this Guaranty or accepting the benefits hereof, as the case may be, and that it will continue to rely on this waiver in its related future dealings with the other parties hereto, and (ii) further warrants and represents that it has reviewed this waiver with its legal counsel and that, based upon such review, it knowingly and voluntarily waives its jury trial rights to the extent permitted by applicable law. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS OR SUPPLEMENTS TO OR RESTATEMENTS OF THIS GUARANTY OR THE REIMBURSEMENT AGREEMENT. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. IN THE EVENT THAT THE WAIVER OF JURY TRIAL HEREIN SHALL BE DETERMINED TO BE INVALID OR UNENFORCEABLE AS A MATTER OF LAW WITH RESPECT TO ANY PARTY, THE PROVISIONS OF
SECTION 15 SHALL GOVERN AS TO THE MATTERS SET FORTH THEREIN WITH RESPECT TO SUCH PARTY.

         17. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered (a) if to any Guarantor, in care of the Borrower and at the Borrower's address for notices set forth in the Reimbursement Agreement and (b) if to the Bank, at its address for notices set forth in the Reimbursement Agreement; or to such other address as any of the Persons listed above may designate for itself by like notice to the other Persons listed above; and in each case, with copies to such other Persons as may be specified under the provisions of the Reimbursement Agreement. All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or
(iii) if delivered by hand, upon delivery; provided that notices and communications to the Bank shall not be effective until received by the Bank.

         18. Severability. To the extent any provision of this Guaranty is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Guaranty in any jurisdiction.

         19. Construction. The headings of the various sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

         20. Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Guaranty shall become effective, as to any Guarantor, upon the execution and delivery by such Guarantor of a counterpart hereof or a Guarantor Accession.

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its duly authorized officers as of the date first above written.

         The Borrower hereby joins in this Guaranty for purposes of evidencing its consent to, and agreement to perform, the provisions of Section 14(b).


                                    GUARANTORS:


                                    DOLLAR TREE STORES, INC.


                                    By:      /s/ H. Ray Compton
                                             ----------------------------
                                    Title:   Executive Vice President


                                    DOLLAR TREE MANAGEMENT, INC.


                                    By:      /s/ H. Ray Compton
                                             ----------------------------
                                    Title:   Executive Vice President




Accepted and agreed to:

FIRST UNION NATIONAL BANK


By: /s/ Hal A. Telimen
    ----------------------------

Title: Senior Vice President



                             [Signatures continued]

                                    BORROWER:

                                    DOLLAR TREE DISTRIBUTION, INC.

                                    By:      /s/ H. Ray Compton
                                             -------------------------------
                                    Title:   Executive Vice President